                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant  [X]

Filed by the Party other than the Registrant [_]

Check the appropriate box:

[_]   Preliminary Proxy Statement       [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
[X]   Definitive Proxy Statement             Rule 14a-6(e)(2))

[_]   Definitive Additional Materials

[_]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       THE PEOPLES BANCTRUST COMPANY, INC
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)
________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[_]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        1.  Title of each class of securities to which transaction applies:
            ____________________________________________________________________

        2.  Aggregate number of securities to which transaction applies:
            ____________________________________________________________________

        3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
            ____________________________________________________________________

        4.  Proposed maximum aggregate value of transaction:
            ____________________________________________________________________

        5.  Total fee paid:
            ____________________________________________________________________

[_]     Fee paid previously with preliminary materials:

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.      Amount previously paid:
        __________________________________________

2.      Form, Schedule or Registration Statement No.:
        __________________________________________

3.      Filing Party:
        __________________________________________

4.      Date Filed:
        __________________________________________

                       THE PEOPLES BANCTRUST COMPANY, INC.
                                310 Broad Street
                              Selma, Alabama 36701
                                 (334) 875-1000


                                 April 12, 2002

Dear Shareholder:

     We invite you to attend the 2002 Annual Meeting of the Shareholders of The Peoples BancTrust Company, Inc. to be held at the main office of The Peoples Bank and Trust Company, 310 Broad Street, Selma, Alabama on Tuesday, May 14, 2002 at 5:00 p.m.

     The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. Also enclosed is the Annual Report showing the results of 2001.

     YOUR VOTE IS IMPORTANT. On behalf of the Board of Directors, we urge you to
     ----------------------
sign, date and return the enclosed proxy as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting.

     If you have any questions, please call the Company's Secretary, M. Scott Patterson, or me at (334) 875-1000.

     Thank you for your cooperation and continuing support.

                                                Sincerely,

                                                /s/ Richard P. Morthland
                                                Richard P. Morthland
                                                Chairman of the Board
                                                and Chief Executive Officer

                       THE PEOPLES BANCTRUST COMPANY, INC.
                                310 Broad Street
                              Selma, Alabama 36701
                                 (334) 875-1000

--------------------------------------------------------------------------------
                  NOTICE OF ANNUAL MEETING OF THE SHAREHOLDERS
                           TO BE HELD ON May 14, 2002
--------------------------------------------------------------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders (the "Annual Meeting") of The Peoples BancTrust Company, Inc. (the "Company") will be held on Tuesday, May 14, 2002 at 5:00 p.m., local time, at the main office of The Peoples Bank and Trust Company, 310 Broad Street, Selma, Alabama for the following purposes:

     (1)    To elect eleven directors of the Company; and

     (2) To transact other business as may properly come before the Annual Meeting or any adjournment thereof.

     Pursuant to the Bylaws, the Board of Directors has fixed the close of business on April 1, 2002 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Only holders of Common Stock of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

     You are requested to fill in and sign the enclosed form of proxy which is solicited by the Board of Directors and mail it in the enclosed envelope. The proxy will not be used if you attend and choose to vote in person at the Annual Meeting.

                                By Order of the Board of Directors

                                /s/ M. Scott Patterson
                                M. Scott Patterson
                                Secretary

Selma, Alabama
April 12, 2002

--------------------------------------------------------------------------------

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN, DATE, AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE THAT REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

--------------------------------------------------------------------------------

                       THE PEOPLES BANCTRUST COMPANY, INC.
                                310 Broad Street
                              Selma, Alabama 36701
                                 (334) 875-1000

                             ----------------------

                                 PROXY STATEMENT
                       ANNUAL MEETING OF THE SHAREHOLDERS

                                  May 14, 2002

                            -----------------------

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

         This Proxy Statement is furnished to shareholders of The Peoples BancTrust Company, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Annual Meeting of the Shareholders (the "Annual Meeting"), to be held on Tuesday, May 14, 2002 at 5:00 p.m., local time, at the main office of The Peoples Bank and Trust Company (the "Bank"), 310 Broad Street, Selma, Alabama and at any adjournments thereof. It is anticipated that this Proxy Statement will be mailed to shareholders on or about April 12, 2002.

         If the enclosed form of proxy is properly executed and returned to the Company in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Executed but unmarked proxies will be voted FOR Proposal I to elect eleven nominees of the Company's Board of Directors as directors of the Company. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, with respect to matters incident to the conduct of the Annual Meeting and with respect to any other matter presented to the Annual Meeting if notice of such matter has not been delivered to the Company in accordance with the Company's Bylaws. Proxies marked as abstentions and shares held in street name which have been designated by brokers on proxies as not voted will not be counted as votes cast. Such proxies will be counted for purposes of determining a quorum at the Annual Meeting. Except for procedural matters incident to the conduct of the Annual Meeting, the Company does not know of any other matters that are to come before the Annual Meeting. If any other matters are properly brought before the Annual Meeting as to which proxies in the accompanying form confer discretionary authority, the persons named in the accompanying proxy will vote the shares represented by such proxies on such matters as determined by a majority of the Board of Directors.

         The presence of a shareholder at the Annual Meeting will not automatically revoke such shareholder's proxy. However, shareholders may revoke a proxy at any time prior to its exercise by filing with the Secretary of the Company, M. Scott Patterson, a written notice of revocation, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

         The cost of soliciting proxies will be borne by the Company. In addition to the solicitation of proxies by mail, the Company, through its directors, officers and regular employees, may also solicit proxies personally or by telephone or telegraph. The Company will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

         The securities which can be voted at the Annual Meeting consist of shares of common stock, par value $.10 per share (the "Common Stock"), of the Company. Each share entitles its owner to one vote on all matters. The close of business on April 1, 2002 has been fixed by the Board of Directors as the record date for determination of shareholders entitled to vote at the Annual Meeting. The number of shares of Common Stock outstanding on April 1, 2002 was 5,562,784. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting.

         A COPY OF THE COMPANY'S 2001 ANNUAL REPORT TO SHAREHOLDERS WHICH INCLUDES THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2001, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES THERETO, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC"), IS ENCLOSED WITH THIS PROXY STATEMENT. IF SUCH ANNUAL REPORT IS NOT SO INCLUDED, PLEASE ADDRESS NOTIFICATION TO M. SCOTT PATTERSON, SECRETARY, THE PEOPLES BANCTRUST COMPANY, INC., P.O. BOX 799, SELMA, ALABAMA 36702-0799.

                       PROPOSAL I -- ELECTION OF DIRECTORS

         With respect to the election of directors, each shareholder of record on the voting record date is entitled to one vote for each share of Common Stock held. There are no cumulative voting rights.

         The Articles of Incorporation and Bylaws of the Company each provide that the number of directors of the Company shall be a variable range which is fixed at a minimum number of three and a maximum number of eighteen, the exact number to be fixed or changed from time to time, within the minimum and maximum, by the Board of Directors. The Board of Directors has determined that the number of directors be eleven persons effective at the Annual Meeting. Directors are elected to serve until the next annual meeting of the shareholders and until their successors are elected and qualified. There are no arrangements or understandings between the Company and any person pursuant to which such person has been or will be elected a director.

         At the Annual Meeting eleven directors will be elected. The Board of Directors has nominated all current directors, except Walter Owens, who will not stand for election at the Annual Meeting, for a term of one year and until their successors are elected and qualified. Subsequent to the Annual Meeting, Mr. Owens will become a director emeritus of the Bank. It is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election as directors of each of the nominees listed below for a one-year term, unless otherwise directed by the shareholder. The Board of Directors believes that each of such nominees will stand for election and will serve if elected as a director. However, if any person nominated by the Board of Directors is unable to serve or for good cause will not serve, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend, or the size of the Board of Directors may be reduced to eliminate the vacancy.

         Alabama law provides that directors shall be elected by a majority of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present when the vote is taken.

Directors

         The following table sets forth certain information with respect to the Company's directors and nominees.

                                                     Position(s) Held
Name                      Age(a)   Director Since    with the Company
--------------------------------------------------------------------------------

Clyde B. Cox, Jr.           67          1983(b)         Director
John Crear                  65          1998            Director
Harry W. Gamble, Jr.        65          1974(b)         Director
Ted M. Henry                63          1968(b)         Director
Elam P. Holley, Jr.         51          1988            Director, President and
                                                         Chief Operating Officer
Edith Morthland Jones       52          1996            Director
Richard P. Morthland        60          1977(b)         Chairman of the Board
                                                         and Chief Executive
                                                        Officer
Thomas E. Newton            56          1996            Director
Walter Owens                70          1998            Director
David Y. Pearce             54          1996            Director
Julius E. Talton, Jr.       41          1999            Director
Daniel P. Wilbanks          64          1998            Director

____________________
(a) As of March 1, 2002.
(b) Includes term of office as director of the Bank prior to formation of the Company as the holding company for the Bank in 1985. Each director of the Company is also a director of the Bank.

         The principal occupation(s) and business experience for the past five years of each director and nominee are set forth below:

         Clyde B. Cox, Jr. is a surgeon.

         John Crear is retired. Previously, he was President of Crear, Inc., the operator of a convalescent home.

         Harry W. Gamble, Jr. is a member of the law firm of Gamble, Gamble and Calame, L.L.C.

         Ted M. Henry is Chairman and Chief Executive Officer of Henry Brick Company, Inc.

         Elam P. Holley, Jr. has served as President and Chief Operating Officer of the Bank since 1994. Prior to that he was Executive Vice President and Chief Administrative Officer of the Bank. Mr. Holley served as Secretary of the Company from 1984 until 1997 when he was elected President and Chief Operating Officer of the Company.

         Edith Morthland Jones has served as film liaison for the Selma-Dallas County Chamber of Commerce since 1988. Prior to that she served as Director of Tourism and Travel for the Selma-Dallas County Chamber of Commerce. She is the daughter of Rex J. Morthland, the sister of Richard P. Morthland and the sister-in-law of M. Scott Patterson, Executive Vice President, Investment Officer and Secretary of the Bank and Executive Vice President and Secretary of the Company.

         Richard P. Morthland has served as Chairman of the Board and Chief Executive Officer of the Bank since February 1994. Prior to that, he was President and Chief Executive Officer of the Bank. Mr. Morthland has served as Chairman of the Board and Chief Executive Officer of the Company since 1997. Prior to that, he was President of the Company. He is the son of Rex J. Morthland, the brother of Edith Morthland Jones and the brother-in-law of M. Scott Patterson.

         Thomas E. Newton is a partner in the commercial real estate development firm of Newton, Oldacre, and McDonald, L.L.C., Prattville, Alabama.

         Walter Owens is a retired State Farm Insurance agent. Subsequent to the Annual Meeting, Mr. Owens will become a director emeritus of the Bank.

         David Y. Pearce has been the owner of Pearce Catfish Farms since 1971 and President of Pearce Catfish Farms, Inc. since 1993.

         Julius E. Talton, Jr. is President of Talton Network Services, Inc., an internet service provider. He is the son of Julius E. Talton, Sr.

         Daniel P. Wilbanks is engaged in the practice of family dentistry in Tallassee, Alabama. Dr. Wilbanks served as a director of Elmore County and Tallassee Bank prior to their merger with the Company and the Bank, respectively. Pursuant to the merger agreement with Elmore County, Dr. Wilbanks was elected to the Board of Directors of the Company.

Directors Emeritus of the Bank

         Rex J. Morthland is Chairman Emeritus of the Board of Directors of the Bank.

         Wallace A. Buchanan is the President of Buchanan Hardwoods, Inc.

         W. Russell Buster, Jr. is retired. Previously, he was President of the Bush Hog Agricultural Implement Division of Allied Products Corporation.

         Arnold B. Dopson is retired. Previously, he was employed by The Bank of Tallassee ("Tallassee Bank") from 1949 until its merger with the Bank in August 1998. He was Chairman of the Board and Chief Executive Officer of Tallassee Bank from 1971 until the merger with the Bank. Mr. Dopson was Chairman of the Board and Chief Executive Officer of Elmore County Bancshares, Inc. ("Elmore County"), the holding company for Tallassee Bank, from 1983 until July 31, 1998 when Elmore County was merged with the Company.

         A.D. Lovelady is Chairman of the Board of Lovelady Construction Company, Inc.

         Julius E. Talton, Sr. is Chairman of the Board of Talton Network Services, Inc.

         Clinton S. Wilkinson, Jr. is a retired dentist.

Corporate Governance and Other Matters

         The Board of Directors of the Company acts as a nominating committee for selecting management's nominees for election as directors. The Company's Bylaws provide that, to be timely, a shareholder's notice of nomination must be delivered to or mailed and received at the principal executive offices of the Company not less than 30 days nor more than 90 days prior to the annual meeting; provided, however, that in the event that less than 45 days' notice or prior public disclosure of the date of the annual meeting is given or made to shareholders, notice by the shareholder, to be timely, must be so received not later than close of business on the 15th day following the date on which notice is mailed or prior public disclosure is made of the date of the annual meeting. A shareholder's notice of nomination must also set forth certain information specified in the Company's Bylaws concerning the shareholder and each person the shareholder proposes to nominate for election. Shareholder nominations may be proposed by any shareholder eligible to vote at an annual meeting, provided the notice is timely and complies with the informational requirements of the Bylaws. To be timely under the Bylaws, nominations by any shareholder eligible to vote at the Annual Meeting must have been received by the Company on or before April 14, 2002.

         There are no standing committees of the Board of Directors of the Company. The Board of Directors of the Bank carries out many of its duties through committees.

         The Audit and Examination Committee of the Bank's Board of Directors directs and reviews the activities of the internal audit department and reviews the adequacy of internal controls established by the Bank's management. This committee reviews the audit reports of the Company's independent accountants, the independent accountants' letter to management concerning the effectiveness of internal controls and management's response to that letter. In addition, this committee reviews and recommends to the Board of Directors the firm to be engaged as the Bank's independent accountants. During 2001, this committee conducted six meetings. Members of this committee are Daniel P. Wilbanks (Chairman), Julius E. Talton, Jr. and David Y. Pearce. Each of the members of the Audit and Examination Committee is an "independent director" as defined in the listing standards of the National Association of Securities Dealers, Inc.

         The Compensation Committee of the Bank's Board of Directors makes recommendations concerning salary and discretionary bonuses payable to officers of the Bank. During 2001, it held six meetings. Members of this committee are Walter Owens (Chairman), Thomas E. Newton and Ted M. Henry.

         During the year ended December 31, 2001 the Company's Board of Directors and the Bank's Board of Directors each held 13 meetings. All incumbent directors attended 75% or more of the aggregate of (a) the total number of meetings of the boards of directors and (b) the total number of meetings held by all committees on which they served.

Executive Compensation

         Directors and officers do not receive separate compensation directly from the Company. All compensation is paid by the Bank. The following table sets forth a summary of certain information concerning the compensation earned for services rendered in all capacities during the years ended December 31, 2001, 2000 and 1999 by the Chairman and Chief Executive Officer and the four highest paid executive officers of the Company and the Bank whose total compensation during the fiscal year exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                    Long-Term Compensation
                                                                           -------------------------------------
                                         Annual Compensation                         Awards            Payouts
                                --------------------------------------     -------------------------- ----------
                                                                           Restricted    Securities
Name and                                                   Other Annual       Stock       Underlying     LTIP         All Other
Principal Position       Year      Salary      Bonus     Compensation (a)   Award(s)   Options/SARs(#)   Payouts   Compensation(b)
-------------------      ----      ------      -----     ----------------   --------   ---------------   -------   ---------------
Richard P. Morthland     2001   $215,000      $ 5,736           --             --            5,280          --          $5,493
   Chairman and Chief    2000    200,000      107,333           --             --            3,600          --           5,292
   Executive Officer     1999    200,000       37,333           --             --            5,400          --           5,387
   of the Company and
   the Bank
Elam P. Holley, Jr.      2001   $170,000      $ 4,536           --             --            3,520          --          $4,800
   President and Chief   2000    150,000       69,250           --             --            2,400          --           3,875
   Operating Officer     1999    150,000       28,000           --             --            3,600          --           3,850
   of the Company and
   the Bank
Andrew C. Bearden, Jr.   2001   $112,000      $ 2,988           --             --            2,640          --          $3,174
   Executive Vice        2000    100,000       28,167           --             --            1,800          --           2,833
   President and         1999     97,000       10,347           --             --            2,700          --           2,691
   Chief Financial
   Officer of the
   Company and the
   Bank
John G. Chisolm          2001   $104,000      $ 2,775           --             --            2,640          --          $2,947
   Executive Vice        2000     98,500       21,383           --             --            1,800          --           2,790
   President of the      1999     98,500        6,567           --             --            2,700          --           2,758
   Company and
   a Regional
   President
   of the Bank
M. Scott Patterson       2001   $106,000      $ 2,828           --             --            2,640          --          $3,004
   Executive Vice        2000    100,000       18,742           --             --            1,800          --           2,833
   President and         1999     97,000       10,347           --             --            2,700          --           2,760
   Secretary of the
   Company and the
   Bank

___________________
(a) Executive officers of the Company receive indirect compensation in the form of certain perquisites and other personal benefits. The amount of such benefits in 2001, 2000 and 1999 received by the named executive officers did not exceed 10% of the executive's annual salary and bonus.

(b) Consists of contributions to the Employee Stock Ownership Plan ("ESOP") and matching contributions under the Company's Section 401(k) qualified employee benefit plan.

Directors' Compensation

         Directors of the Company and the Bank are presently paid $800 per month for service in both capacities and $150 for each committee meeting attended. Directors who are officers of the Company or the Bank (i.e., Messrs. Richard P.
                                                       ---
Morthland and Elam P. Holley, Jr.) are not entitled to such fees.
See " --Certain Transactions."

         Pursuant to the 1999 Stock Option Plan, directors are eligible to receive options to acquire shares of Common Stock. In the years ended December 31, 2000 and 2001, each non-employee director received an option to acquire 355 shares and 344 shares of Common Stock at an exercise price of $11.25 and $11.62 per share, respectively.

Option Grants in Fiscal Year 2001

         The following table contains information concerning the grant of stock options in fiscal year 2001, under the 1999 Stock Option Plan to the named executive officers. The 1999 Stock Option Plan does not provide for the grant of stock appreciation rights.

                                                      Individual Grants
                             ---------------------------------------------------------------------
                                                        Percent of
                              Number of Securities     Total Options                                   Potential Realizable Value
                                   Underlying           Granted to       Exercise or                   at Assumed Annual Rates of
                                 Options Granted       Employees in       Base Price     Expiration     Stock Price Appreciation
                              (Number of Shares)(a)     Fiscal Year    ($ per Share)(b)     Date           For Option Term(c)
                              ---------------------     -----------    ----------------  ---------    ---------------------------
                                                                                                        5%($)            10%($)
                                                                                                      --------       ------------
Richard P. Morthland                  5,280                 17.8%        $  12.44         1/15/2006   $ 18,147       $  40,100
Elam P. Holley, Jr.                   3,520                 11.9%        $  11.31         1/15/2011   $ 25,037       $  63,449
Andrew C. Bearden, Jr.                2,640                  8.9%        $  11.31         1/15/2011   $ 18,778       $  47,587
John G. Chisolm                       2,640                  8.9%        $  11.31         1/15/2011   $ 18,778       $  47,587
M. Scott Patterson                    2,640                  8.9%        $  11.31         1/15/2011   $ 18,778       $  47,587

_______________________
(a) In January 2002, the named executive officers were granted options under the 1999 Stock Option Plan as follows: Richard P. Morthland - 5,400 shares, Elam P. Holley, Jr. - 3,600 shares, Andrew C. Bearden, Jr. 2,700 shares, John G. Chisolm -2,700 shares and M. Scott Patterson - 2,700 shares. The exercise price is $14.03 per share for Mr. Morthland's options and $12.75 per share for the other options.
(b) In each case the exercise price was based on the fair market value of the Common Stock on the date of grant.
(c) Represents the difference between the aggregate exercise price of the options and the aggregate value of the underlying Common Stock at the end of the expiration date assuming the indicated annual rate of appreciation in the value of the Common Stock.

Year End Option Values

         The following table sets forth information concerning the value of options held by the named executive officers at the end of fiscal year 2001. No options were exercised by the named executive officers during the fiscal year.

                                          Number of Securities                 Value of Unexercised
                                         Underlying Unexercised              In-the-Money Options at
                                       Options at Fiscal Year End             Fiscal Year End ($)(a)
                                       --------------------------             ----------------------
                                        Exercisable/Unexercisable                  Exercisable/
Name                                       (Number of Shares)                     Unexercisable
----                                       ------------------                     -------------
Richard P. Morthland                          16,280/9,240                      $     -- / $ --
Elam P. Holley, Jr.                           11,220/6,160                      $     -- / $ 1,971
Andrew C. Bearden, Jr.                        10,340/4,620                      $   5,984/ $ 1,479
John G. Chisolm                               10,340/4,620                      $   5,984/ $ 1,479
M. Scott Patterson                             8,140/4,620                      $     -- / $ 1,479

(a) Difference between fair market value of underlying Common Stock and the exercise price at fiscal year end. An option is in-the-money if the fair market value of the underlying security exceeds the exercise price of the option.

Pension Plan

         The following table illustrates the maximum estimated annual benefits payable upon retirement pursuant to the Company's defined benefit pension plan (the "Pension Plan") based upon the Pension Plan formula for specified average Final Compensation and specified years of service.

         Average Final                                     Years of Service
                                   ------------------------------------------------------------------
         Compensation                   10               20                30                40
         ------------              -------------     ------------      ------------     -------------
         $  20,000 .............   $   2,000         $   4,000         $   6,000        $     8,000
            40,000 .............       4,000             8,000            12,000             16,000
            60,000 .............       6,600            12,600            18,600             24,600
            80,000 .............      13,200            21,200            29,200             37,200
           100,000 .............      19,700            29,700            39,700             49,700
           125,000 .............      27,900            40,400            52,900             65,400
           150,000 .............      36,100            51,100            66,100             81,100
           175,000 .............      44,300            61,800            79,300             96,800
           200,000 and above ...      52,500            72,500            92,500            112,500

         Benefits are hypothetical amounts only. Currently, the maximum annual benefit payable under the Pension Plan is $160,000. Also, average final compensation in excess of $200,000 is not covered under the Pension Plan. "Average Final Compensation," which is based upon the average annual salary (as defined) for the five consecutive years of highest salary, is based upon compensation that would appear under the "Salary" column of the Summary Compensation Table. As of December 31, 2001, Messrs. Morthland, Holley, Bearden, Chisolm and Patterson had 38, 28, 16, 22 and 18 years of credited service, respectively, under the Pension Plan. Benefits set forth in the preceding table are computed as a straight-life annuity and are adjusted to reflect payments expected to be made to employees by Social Security.

Executive Supplemental Retirement Plan

         In July 2001, Peoples Bank adopted a non-qualified Executive Supplemental Retirement Plan (the "Executive Plan") and entered into agreements with Richard P. Morthland and Elam P. Holley, Jr. under which Peoples Bank will make certain payments to the executives upon their normal retirement at age 65, or later, or to the executives' beneficiaries upon their death. The Executive Plan supplements the benefits payable to the executives under the Pension Plan. The Executive Plan authorizes payment to the executives of reduced benefits upon early retirement at age 62 and of normal or early retirement benefits upon voluntary resignation after a "change of control" (defined generally as the cumulative transfer of more than 50% of Peoples Bank's voting stock). If an executive is discharged for "cause" (as defined in the Executive Plan), all benefits shall be forfeited. Cash values of the underlying life insurance policies of which Peoples Bank is the sole beneficiary were $1.4 million at December 31, 2001. At that date, accrued benefits for Messrs. Morthland and Holley were $19,609 and $6,827, respectively.

Report of the Audit and Examination Committee

         The following Report of the Audit and Examination Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

         In accordance with its written charter, as adopted by the Board of Directors, the Audit and Examination Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. During the fiscal year ended December 31, 2001, the Committee met six times, and the Committee chair, as representative of the Committee, discussed the interim financial information contained in each quarterly earnings announcement with the Internal Auditor, the Chief Financial Officer and independent auditors prior to the public release.

         In discharging its oversight responsibility as to the audit process, the Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1,

"Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Committee also discussed with management, the internal auditors and the independent auditors the quality and adequacy of the Company's internal controls and the internal audit function's organization, responsibilities, budget and staffing. The Committee reviewed with both the independent and the internal auditors their audit plans, audit scope, and identification of audit risks.

         The Committee reviewed and discussed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees," and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements. The Committee also discussed the results of the internal audit examinations.

         The Committee reviewed and discussed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2001, with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements, and the independent auditors have the responsibility for the examination of those statements.

         Based on the above-mentioned review and discussions with management and the independent auditors, the Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2001, for filing with the Securities and Exchange Commission. The Audit Committee also recommended the reappointment of the independent auditors, and the Board of Directors concurred in such recommendation.

                          Daniel P. Wilbanks, Chairman
                          Julius E. Talton, Jr.
                          David Y. Pearce
                          (Audit and Examination Committee at December 31, 2001)



Report of the Compensation Committee

         As members of the Compensation Committee of the Bank, it is our duty to review compensation policies applicable to executive officers; to consider the relationship of corporate performance to that compensation; to recommend salary and bonus levels for executive officers for consideration by the Board of Directors of the Bank; and to administer various incentive plans of the Company and the Bank. All issues pertaining to executive compensation are submitted to the full Board of Directors for its approval.

         Overview. Under the compensation policies of the Bank, which are endorsed by the Compensation Committee, compensation is paid based both on the executive officer's performance and the performance of the entire Company. In assessing the performance of the Company and the Bank for purposes of compensation decisions, the Compensation Committee considers a number of factors, including profits of the Company and the Bank during the past year relative to their business plans, changes in the value of the Company's stock, reports of regulatory examinations of the Company and the Bank, growth, business plans for future periods, and regulatory capital levels. The Compensation Committee assesses individual executive performance based upon its determination of the officer's contributions to the performance of the Company and the Bank and the accomplishment of the Company's and the Bank's strategic goals, such as loan growth, deposit growth, expense control and net income. In assessing performance, the members of the Committee do not make use of a mechanical weighting formula or use specific performance targets, but instead weigh the described factors as they deem appropriate in the total circumstances.

         Base Salary. The 2001 salary levels of the Bank's senior officers (including the named executive officers) were established in 2000 consistent with this compensation policy. In its review of base compensation for 2000, the Committee determined that the performance of Mr. Morthland in managing the Company and the Bank was satisfactory, based upon the 2000 financial performance of the Company, including the growth in assets, income, and capitalization during 2000; the financial performance trends for 2000 and the preceding four years, which included growth in assets, net income, and stockholders' equity in each year; the results of confidential regulatory examinations; his continued involvement in community affairs in the market area served by the Bank; the Company's planned levels of financial performance for 2001; and a general level of satisfaction with the management of the Company and the Bank. Based upon the results of this review, the salary of Mr. Morthland was established at $215,000 per year for 2001, which included a contribution to the Bank's Section 125 "cafeteria" plan and represented a 7.5% increase over his 2000 base salary.

         Bonuses. Bonuses for 2001 were awarded to executive officers in December 2001 based on the officer's performance and the performance of the Company and the Bank for the year 2001 consistent with the policy described above. A bonus of $5,736 was awarded to Mr. Morthland in 2001. Factors considered by the Committee in its determination of this award included, among others, the growth in total assets and net income.

         Stock Options. In fiscal year 1999, the Company adopted the 1999 Stock Option Plan. The purposes of the 1999 Stock Option Plan are to attract, retain and motivate key officers of the Company and the Bank by providing key officers with a stake in the success of the Company, as measured by the value of its shares, and to increase the commonality of interests among key employees and other shareholders. The Board of Directors has general responsibility for granting stock options to key employees and administering the 1999 Stock Option Plan. During 2001, incentive stock options for 29,645 shares of Common Stock were granted based on an exercise price of $11.31 per share (the fair market value of the shares on the date of grant), including options for 5,280 shares granted to Mr. Morthland which become exercisable on the date and at the price noted in the table which accompanies this report.

         No member of the Compensation Committee is a former or current officer or employee of the Company or the Bank.

                                David Y. Pearce, Chairman
                                John Crear
                                Thomas E. Newton
                                Walter Owens
                                (Compensation Committee at December 31, 2001)

Stock Performance Comparisons

         The following graph, which was prepared by SNL Securities LC, Charlottesville, Virginia, compares the cumulative total return on the Common Stock of the Company over the last five years with (1) the NASDAQ, Total U.S. Index, comprised of all U.S. Companies quoted on NASDAQ, and (2) the SNL $500 Million - $1 Billion Asset-Size Bank Index, comprised of publicly traded banks and bank holding companies with total assets between $500 million and $1 billion. Cumulative total return on the Common Stock or the index equals the total increase in value since December 31, 1996 assuming reinvestment of all dividends paid during the applicable period. The graph was prepared assuming that $100 was invested on December 31, 1996 in the Common Stock and the securities included in the indexes. The Common Stock of the Company has been quoted on the Nasdaq Smallcap Market since 1994.

                       CUMULATIVE TOTAL SHAREHOLDER RETURN
                  COMPARED WITH PERFORMANCE OF SELECTED INDEXES
                   December 31, 1996 through December 31, 2001


                                                                          Period Ending
                                             ------------------------------------------------------------------------
Index                                            12/31/96    12/31/97    12/31/98   12/31/99    12/31/00    12/31/01
---------------------------------------------------------------------------------------------------------------------
Peoples BancTrust Company, Inc.                    100.00      203.23      141.08      93.34       94.60       93.51
NASDAQ - Total US                                  100.00      122.48      172.68     320.89      193.01      153.15
SNL $500M-$1B Bank Index                           100.00      162.56      159.83     147.95      141.62      183.73

Certain Transactions

         The Company and the Bank have had, and expect to have in the future, transactions in the ordinary course of business with directors and executive officers and members of their immediate families, as well as with principal shareholders. All loans included in such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with non-affiliated persons. It is the belief of management that such loans neither involved more than the normal risk of collectability nor presented other unfavorable features.

         On August 23, 2001 and September 28, 2001, the Company purchased 95,000 and 5,000 shares, respectively, of Common Stock from Regions Financial Corporation as trustee of the Roberts and Mildred Blount Charitible Trust. The weighted average purchase price was $12.965 per share.

         Harry W. Gamble, Jr., a director of the Company and the Bank, is a member of the firm of Gamble, Gamble and Calame, L.L.C. which renders legal services to the Company and the Bank. In the year ended December 31, 2001, Mr. Gamble's firm received fees of approximately $162,000 for legal services to the Company and the Bank.

                          STOCK OWNERSHIP OF MANAGEMENT

         The following table sets forth information as of April 1, 2002 with respect to the shares of Common Stock beneficially owned by each director and nominee for director of the Company, by each of the named executive officers, and by all directors and executive officers of the Company as a group. This information is based on filings with the SEC or information furnished to the Company by such persons.

                                           Amount and               Percent of
                                       Nature of Beneficial        Common Stock
Name                                      Ownership(a)(b)           Outstanding
----                                      ---------------           -----------

Clyde B. Cox, Jr.                             17,102                     *
John Crear                                       826                     *
Harry W. Gamble, Jr.                          13,575                     *
Ted M. Henry                                  21,125                     *
Elam P. Holley, Jr.                           43,476                     *
Edith Morthland Jones (c)                    226,516                     4.02%
Richard P. Morthland (c)                     882,768                    15.68%
Thomas E. Newton                               2,949                     *
Walter Owens                                   7,986                     *
David Y. Pearce                                5,541                     *
Julius E. Talton, Jr.                         30,550                     *
Daniel P. Wilbanks                            52,345                     *
Andrew C. Bearden, Jr.                        19,317                     *
John G. Chisolm                               19,729                     *
M. Scott Patterson                           192,997                     3.43%
All directors and executive
  officers as a group
  (26 persons) (d)                         1,583,630                    28.13%

______________________
*    Less than 1% of the Company's outstanding Common Stock.
(a) For purposes of this table and the table under "Principal Holders of Common Stock," under the rules of the SEC, an individual is considered to "beneficially own" any share of Common Stock which he, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, has or shares: (1) voting power, which includes the power to vote, or to direct the voting of, such security; and/or (2) investment power, which includes the power to dispose, or to direct the disposition of, such security. In addition, an individual is deemed to be the beneficial owner of any share of Common Stock of which he has the right to acquire voting or investment power within 60 days of April 1, 2002.
(b) Includes shares owned directly by directors and executive officers of the Company as well as shares held by their spouses and children, trusts of which certain directors are trustees and corporations in which certain directors own a controlling interest. Includes shares allocated to the accounts of participants in the ESOP, and shares of Common Stock subject to outstanding options which are exercisable within 60 days of April 1, 2002, of which Richard P. Morthland, Elam P. Holley, Jr., Andrew C. Bearden, Jr., John G. Chisolm, M. Scott Patterson and all executive officers and directors as a group hold options for 15,840 shares, 13,860 shares, 12,320 shares, 12,320 shares, 10,120 shares and 89,210 shares, respectively.
(c)  See "Principal Holders of Common Stock."
(d)  Includes officers of the Company and executive officers of the Bank.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% shareholders are required to furnish the Company with copies of all such reports. Based solely on its review of copies of such reports received by it, or written representations from certain reporting persons that no annual report of change in beneficial ownership is required, the Company believes that, during the year ended December 31, 2001, all such filing requirements were complied with, except that a report of option grants was not filed on a timely basis for each of

Clyde B. Cox, Jr., John Crear, Harry W. Gamble, Jr., Ted M. Henry, Elam P. Holley, Jr., Edith Morthland Jones, Richard P. Morthland, Thomas E. Newton, Walter Owens, David Y. Pearce, Julius E. Talton, Jr., Daniel P. Wilbanks, Andrew
C. Bearden, Jr., John G. Chisolm, and M. Scott Patterson, a report of a sale was not filed on a timely basis for each of Andrew C. Bearden, Jr., Elam P. Holley, Jr., and David Y. Pearce, and two reports of eight sales were not filed for Daniel P. Wilbanks; but all such reports were subsequently filed.


                        PRINCIPAL HOLDERS OF COMMON STOCK

         The following table sets forth information as of April 1, 2002 with respect to the persons believed by the Company to be the beneficial owners of more than 5% of the Common Stock. This information is based on filings with the SEC or information furnished to the Company by such persons.

Name and Address                              Amount and Nature               Percent of Common
of Beneficial Owner                      of Beneficial Ownership(a)           Stock Outstanding
-------------------                      --------------------------           -----------------
Richard P. Morthland                             882,768 (b)                       15.68%
   310 Broad Street
   Selma, Alabama 36701

Ann Plant Morthland                              338,077 (c)                        6.00%
Rex J. Morthland
   1027 Houston Park
   Selma, Alabama 36701

The Peoples Bank and Trust Company               911,563 (d)                       16.19%
   310 Broad Street
   Selma, Alabama 36701

Regions Financial Corporation                    410,028 (e)                        7.28%
   417 North 20/th/ Street
   Birmingham, Alabama 35202

________________________
(a) See Note (a) to the table under "Stock Ownership of Management." Except as disclosed in the Notes below, each of the following persons disclaims that he or she is acting in concert with, or as a member of a group consisting of, the other named individuals. Richard P. Morthland is the son of Rex J. and Ann Plant Morthland and the brother of Edith Morthland Jones and Mary Ann Morthland Patterson.
(b) Included in such 882,768 shares are (1) 151,756 shares owned directly by Richard P. Morthland, his spouse and younger son; (2) 35,376 shares held by a trust of which Richard P. Morthland is trustee; (3) 608,356 shares held by three trusts of which the Bank is trustee and under which Richard P. Morthland has voting power; (4) 44,354 shares held by a trust of which Richard P. Morthland is trustee, and (5) 23,375 shares held by a trust of which Mr. Morthland is co-trustee with Ann Plant Morthland. Also included in such 882,768 shares are 3,711 shares allocated to the account of Richard
     P. Morthland under the ESOP and 15,840 shares of Common Stock subject to outstanding options held by Mr. Morthland which are exercisable within 60 days of April 1, 2002. Such 882,768 shares do not include 3,599 shares beneficially owned by Mr. Morthland's elder son as to which he disclaims beneficial ownership.
(c) Included in such 338,077 shares are (1) 63,852 shares owned directly by Ann Plant Morthland; (2) 43,622 shares owned directly by Rex J. Morthland; (3) 160,441 shares held by a trust of which the Bank is trustee and under which Ann Plant Morthland has voting power; (4) 70,125 shares held by three trusts of which Ann Plant Morthland is co-trustee with Richard P. Morthland, Edith Morthland Jones and Mary Ann Morthland Patterson, each as to 23,375 shares; and (5) 37 shares allocated to the account of Rex J. Morthland under the ESOP.
(d) The Bank is the trustee of four trusts for the benefit of members of the Plant and Morthland families. Under these trusts the Bank is authorized to dispose of 768,797 shares. Under other trusts the Bank has dispositive power with respect to 142,766 shares of Common Stock.
(e) Regions Financial Corporation reported sole voting power of 410,028 shares, sole dispositive power of 405,100 shares and shared dispositive power of 4,928 shares. All shares reported are held by affiliate trust departments as fiduciary for various beneficiaries.

                             INDEPENDENT ACCOUNTANTS

     The Board of Directors has appointed the firm of PricewaterhouseCoopers LLP to continue as independent accountants for the Company for the fiscal year ending December 31, 2002. PricewaterhouseCoopers LLP served as the Company's independent accountants for the year ended December 31, 2001 and has served as the Bank's independent accountants since 1982. It is expected that representatives of this firm will be present at the Annual Meeting and will have an opportunity to make a statement to, and answer questions from, stockholders.

     Fees billed to the Company by PricewaterhouseCoopers LLP during the fiscal year ended December 31, 2001 were as follows:

     Audit Fees: The aggregate fees agreed upon for professional services rendered in connection with the audit of the Company's annual financial statements for the fiscal year ended December 31, 2001 and reviews of the financial statements included in the Company's quarterly reports on Form 10-Q totaled $108,500, including expenses. As of December 31, 2001, $53,500 of these fees had been billed by PricewaterhouseCoopers LLP.

     Financial Information Systems Design and Implementation Fees: The Company did not engage PricewaterhouseCoopers LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended December 31, 2001.

     All Other Fees: Fees billed to the Company by PricewaterhouseCoopers LLP during the fiscal year ended December 31, 2001 for non-audit services, including tax and internal audit related services, totaled $73,530.

     The Audit and Examination Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of PricewaterhouseCoopers LLP. The Company retains its independent accountants to provide other services in addition to its core auditing functions. These engagement decisions are made only when two conditions are satisfied. First is a determination that the firm's particular expertise, coupled with its knowledge of the Company, provides substantial assurance of high-quality, focused, timely and useful results. Second is a determination that the engagement is consistent with the maintenance of auditor independence. Both of these determinations are reviewed regularly with the Audit and Examination Committee.

                  DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS

     Any shareholder who intends to present a proposal for action at the 2003 annual meeting of the shareholders, to be held on or about May 13, 2003, must forward a copy of the proposal or proposals to the Company's principal executive office. Any such proposal or proposals intended to be presented at the 2003 annual meeting of the shareholders must be received by the Company for inclusion in its proxy statement and form of proxy relating to that meeting by December 13, 2002. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to the 2003 annual meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

     The Company's Bylaws provide that due notice of business to be brought before an annual meeting by a shareholder must be delivered to the principal executive office of the Company not less than 30 nor more than 90 days prior to the meeting, unless notice or prior public disclosure of the date of the meeting occurs fewer than 45 days prior to the date of the meeting, in which event the Bylaws provide that due notice of business to be brought before the meeting by a shareholder must be so received not later than the close of business on the 15th day following the day on which notice of the day of the meeting was mailed or public disclosure was made. A shareholder's notice of new business must also set forth certain information specified in the Company's Bylaws concerning the business the shareholder proposes to bring before the annual meeting. New business may be proposed by any shareholder eligible to vote at an annual meeting, provided the notice is timely and complies with the informational requirements of the Bylaws.

     To be timely under the Bylaws, a shareholder's proposal for new business in connection with the Annual Meeting must have been delivered on or before April 14, 2002. With respect to the Annual Meeting and pursuant to SEC rules, if the Company is not provided notice of a shareholder proposal, which the shareholder has not previously sought to include in the Company's proxy statement and form of proxy, by April 14, 2002, management proxies will be allowed to use their discretionary authority to vote on such proposal without any discussion of the matter in this Proxy Statement.

     To be timely under the Bylaws, a shareholder's proposal for new business is connection with the 2003 annual meeting of the shareholders must be delivered on or before April 13, 2003. With respect to the 2003 annual meeting of the shareholders and pursuant to SEC rules, if the Company is not provided notice of a shareholder proposal, which the shareholder has not previously sought to include in the Company's proxy statement and form of proxy, by April 13, 2003, management proxies will be allowed to use the discretionary authority to vote on such proposal without any discussion of the matter in the proxy statement.

                                  OTHER MATTERS

     The Board of Directors does not know of any other matters to be presented for action by the shareholders at the Annual Meeting. If, however, any other matters are properly brought before the Annual Meeting as to which proxies in the accompanying form confer discretionary authority, the persons named in the accompanying proxy will vote such proxy on such matters as determined by the Board of Directors.

                                            By Order of the Board of Directors



                                            /s/ M. Scott Patterson
                                            M. SCOTT PATTERSON
                                            Secretary

Selma, Alabama
April 12, 2002

                       The Peoples BancTrust Company, Inc.

                     310 BROAD STREET, SELMA, ALABAMA 36701
           REVOCABLE PROXY FOR THE ANNUAL MEETING OF THE SHAREHOLDERS
                                  May 14, 2002

The undersigned hereby constitutes and appoints Arnold B. Dopson, Walter Owens and Julius E. Talton, Sr., and each of them, the proxies of the undersigned with full power of substitution, to attend the Annual Meeting of the Shareholders of The Peoples BancTrust Company, Inc. (the "Company") to be held at the main office of The Peoples Bank and Trust Company, 310 Broad Street, Selma, Alabama on Tuesday, May 14, 2002 at 5:00 p.m., local time, and any adjournments thereof, and to vote all the shares of Common Stock of the Company which the undersigned may be entitled to vote, upon the following matters.

         1.    The Election of Directors: Clyde B. Cox, Jr., John Crear, Harry
               W. Gamble, Jr., Ted M. Henry, Elam P. Holley, Jr., Edith Morthland Jones, Richard P. Morthland, Thomas E. Newton, David Y. Pearce, Julius E. Talton, Jr. and Daniel P. Wilbanks.

         2. The transaction of such other business as may properly come before the Annual Meeting or any adjournments thereof.

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS MARKED HEREIN, AND WILL BE VOTED FOR THE ELECTION OF DIRECTORS IF NO INSTRUCTIONS TO THE CONTRARY ARE MARKED HEREIN. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING AS TO WHICH THIS PROXY CONFERS DISCRETIONARY AUTHORITY, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY AS DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

-------------------------------------------------------------------------------

             PLEASE DETACH HERE AND RETURN IN THE SUPPLIED ENVELOPE

 [X]     Please mark your
         votes as in this
         example

         The Election of Directors as listed on the front of this    The undersigned hereby acknowledges receipt of a copy of
         card (except as marked to the contrary below).              the accompanying Notice of Annual Meeting of the shareholders and Proxy Statement and the Annual Report to shareholders
             FOR            WITHHOLD        FOR ALL EXCEPT           for the fiscal year ended December 31, 2001, and hereby revokes
             [_]              [_]               [_]                  any proxy heretofore  given. This proxy may be revokes at any
             INSTRUCTION:  To withhold authority to vote             time before its exercise.
             for any individual nominee, mark "For all
             except" and write that nominee's name in the            DATE:_____________________________________________________
             space below.

                                                                     SIGNATURE:________________________________________________
             ________________________________________________

                                                                     SIGNATURE:________________________________________________

                                                                     If acting as executor, administrator, trustee, guardian, etc.
                                                                     you should so indicate when signing. If the signer is a
                                                                     corporation, please sign the full name by duly appointed
                                                                     officer. If a partnership, please sign in partnership name by authorized person. If shares are held jointly, each shareholder named should sign.

PLEASE MARK, DATE AND SIGN AS YOUR NAME APPEARS HEREIN AND RETURN IN THE
                        ENCLOSED POSTAGE-PAID ENVELOPE.